SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 14, 2000


                      MEDIQ/PRN Life Support Services, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                                   1-11286                                95-3692387
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
   (Sate of other jurisdiction                       (Commission                             (IRS Employer
        of incorporation)                            File Number)                          Identification No.)
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                                 One MEDIQ Plaza
                          Pennsauken, New Jersey 08110

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   (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (856) 662-3200


                                 Not Applicable

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          (Former name or former address, if changed since last report)

                             Exhibit Index on page 4

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Item 5. Other Events.

     MEDIQ/PRN Life Support Services, Inc. will not file its quarterly report for its fiscal quarter ending December 31, 1999, on its February 14, 2000 deadline for making such filing. The facts and circumstances giving rise to such event are described in our statement, dated February 14, 2000, which is filed as
Exhibit 5.1 hereto and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

5.1  Statement of MEDIQ/PRN Life Support Services, Inc., dated as of
     February 14, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       MEDIQ/PRN LIFE SUPPORT SERVICES, INC.



                       By: /S/ Thomas E. Carroll
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                       Name: Thomas E. Carroll
                       Title: Director, Chief Executive Officer and President




Dated: February 14, 2000

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                                  EXHIBIT INDEX
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      Exhibit No.                                     Document                                        Page
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
                    5.1      Statement of MEDIQ/PRN Life Support Services,                              5
                             Inc., dated as of February 14, 2000
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      Statement of MEDIQ/PRN Life Support Services, dated February 14, 2000

Delay in Completing Audit for Fiscal 1999 and Filing of Annual Report for Fiscal
1999 and Quarterly Report for First Quarter of Fiscal 2000

On January 13, 2000, we reported on Form 8-K (the "January 8K") that as a result of unforeseen delays in the collection and review of information and documents necessary to complete our year-end audit for the fiscal year ending on September
30, 1999, we were unable to file our annual report on Form 10-K on a timely basis. We encountered such delays when our outside auditors informed our Audit
Committee that they were concerned with our treatment of certain items and whether they had received all material information pertinent to the 1999 audit.
As reported in the January 8K, we believe we will need to make certain adjustments to our financial results for the second and third quarters of fiscal
1999, and that earlier fiscal periods might be affected as well. Further, as a result of delays in completing our September 30, 1999 financial statements, we will not file our quarterly report for the first quarter of fiscal 2000 which is due today. Our ability to file our annual and quarterly reports and to restate our financial statements for earlier periods to the extent necessary depends upon our ability to (1) complete an independent investigation into the accounting issues described below and implement any necessary remedial action, in each case to the satisfaction of our Audit Committee and outside auditors,
(2) finalize our September 30, 1999 financial statements, and (3) obtain the report of our outside auditors as to such financial statements. The details of such investigation are described in greater detail below.

Audit Committee Investigation

As reported in the January 8K, our Audit Committee retained a nationally recognized law firm to interview (with assistance from an independent, nationally recognized accounting firm) members of our management team and accounting staff in order to (1) gather background information on the accounting issues for use in giving legal advice to the Audit Committee, (2) determine, based on the interviews, whether all material information pertinent to completion of the 1999 audit was being provided to our outside auditors, and (3) determine what remedial actions, if any, we need to take concerning the accounting issues. After oral presentation of the findings of such interviews, our outside auditors requested that the Audit Committee's special counsel (with further assistance from the independent accounting firm) perform a second phase of the investigation in order to (1) gather additional information relating to our financial and accounting processes and certain unrecorded customer credits,
(2) provide auditable evidence with respect to our accounts receivable for certain periods, (3) determine whether or not illegal acts were committed with respect to our financial reporting and if so, further determine the identity of the responsible individual(s) and any remedial action to be taken by the Company, and (4) identify and investigate additional areas of concern arising as a result of the independent investigation.

We understand that this investigation is near completion and we expect that a written report summarizing the findings will be presented to the Audit Committee and our outside auditors later

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this week or early next week. Upon presentation of such findings, we hope that our Audit Committee and outside auditors will be satisfied with the results of the investigation. In such case, we would hope to (1) finalize our year-end and restated financial statements for earlier periods to the extent necessary, (2) have our outside auditors complete the 1999 audit expediently and issue their report as to our year-end financials, and (3) file our annual and quarterly reports in the next few weeks. There can be no assurances, however, that our Audit Committee or outside auditors will be satisfied with the results of the Audit Committee's independent investigation or that our outside Auditors will complete their audit and issue their report.

Effect on Debt Instruments; Effect on Liquidity and Operations

Our failure to deliver audited year-end financial statements and unaudited financial statements for the first fiscal quarter of fiscal 2000 constitutes an event of default under our senior credit facility with a syndicate of banks led by Banque Nationale de Paris. The credit facility allows the banks to accelerate all amounts outstanding under the facility as a result of such event of default.
Although the banks have not yet exercised that right, there can be no assurances that they will not do so in the future. In addition, as a result of such event of default we are now paying interest on our senior indebtedness at a default rate of 2% per annum in addition to the applicable rate under the credit facility (which applicable rate is, as a result of the defaults described above,
 .25% per annum higher than it was prior to the defaults). Based on our current estimate of the extent of the potential restatement of our financial results, we believe such restated financial results will give rise to additional events of default including the failure to comply with our financial covenants. As reported in the January 8K, until a formal agreement relating to those defaults and potential defaults is reached with the banks, we are unable to access our senior credit facility and must fund our working capital needs through other sources of cash. Although to date we have had adequate funds from working capital and operating activities to fund our operations (including capital expenditures), our current cash-flow forecast indicates additional sources of cash will be required to meet our future working capital needs, including the funding of our March 2000 payments on our senior credit facility. We are currently in discussions with our major stockholders concerning the possibility of providing liquidity sufficient to satisfy our working capital needs in a way that is satisfactory to our banks.

While recent events have not given rise to any events of default under the indentures governing our outstanding 11% Senior Subordinated Notes Due 2008 and
13% Senior Discount Debentures Due 2009, our failure to file our annual and quarterly reports on time constitutes a default of certain covenants requiring us to promptly file reports with the SEC and provide copies of such filings to the trustees and the holders of the bonds. Upon our receipt of notice from the trustees, or holders of at least 25% of the outstanding bonds, that we are in default of such covenants, we will have 30 days to file our annual and quarterly reports and cure the default. Our failure to cure the default within such 30 day period would give rise to an event of default under the indentures. There would be additional events of default under the indentures if the banks ultimately decide to accelerate the indebtedness outstanding under the senior credit facility and such acceleration is not rescinded within

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10 days. If events of default exist under the indentures, the trustees or the holders of at least 25% of the outstanding bonds, in each case subject to certain rights of our senior lenders, will be entitled to accelerate the payment of all principal and interest outstanding under the bonds. To date we have not received a notice of default with respect to any of our bonds.

This filing contains forward-looking statements which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, each of which involves risks and uncertainties that may affect our business and prospects. Such forward-looking statements include, without limitation, our ability to file our annual and quarterly reports within the timeframe discussed above, our estimates as to the actual effects that the accounting issues discussed above may have on our financial results and our beliefs as to our liquidity. Investors should consult the Corporation's ongoing interim and quarterly filings and annual reports for additional information on risks and uncertainties relating to forward-looking statements. Investors are cautioned not to rely on these forward-looking statements. We do not undertake to update these forward-looking statements.

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